UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K/A
                                  Amendment No. 1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 August 15, 2005
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            1-9792                                          63-0949734
            ------                                          ----------
    (Commission File Number)                   (IRS Employer Identification No.)


     32 Wilson Boulevard 100
        Addison, Alabama                                     35540
        ----------------                                     -----
   (Address of Principal Executive Offices)               (Zip Code)

                                 (256) 747-9800
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.
                  ----------------------------------------------
(a)               Information Required by Item 304(a)(1) of Regulation S-K.

On June 27, 2005, the Registrant filed a Current Report on Form 8-K to report that the Registrant's independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), had informed the Registrant that Deloitte was resigning from performing auditing services effective following completion of its services related to the review of the Registrant's interim financial statements for the quarter and six months ended July 2, 2005. The Registrant filed its Form 10-Q for the quarter and six months ended July 2, 2005 with the Securities and Exchange Commission on August 11, 2005, and Deloitte submitted its resignation as the Registrant's independent registered public accounting firm on August 15, 2005.

The audit reports of Deloitte on the Registrant's consolidated financial statements as of and for the years ended December 31, 2004 and December 31, 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2004 and December 31, 2003 and the subsequent interim period through August 15, 2005, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to refer to the subject matter of the disagreements in connection with their report.

In connection with management's assessment of the Registrant's internal control over financial reporting as of December 31, 2004, management determined that the Registrant did not maintain effective internal control over financial reporting as of December 31, 2004. In completing its assessment, management identified the following material weakness in the design of internal control: the Company had a limited number of personnel within its accounting function to identify, research, review and conclude on non-routine or complex accounting matters and as a result, adjustments were identified related to the reserve for repurchase commitments and impairment of long-lived assets, which were not material to the consolidated financial statements.

Deloitte's certification of management's assessment of the Registrant's internal control over financial reporting as of December 31, 2004 included Deloitte's opinion that the Registrant did not maintain effective internal control over financial reporting as of December 31, 2004. Deloitte has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist. No other reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Registrant's two most recent fiscal years and the subsequent interim period.

The Registrant requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

The resignation was neither recommended nor approved by the Registrant's Audit Committee.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------
(c)      Exhibits

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 19, 2005 regarding change in certifying accountant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     CAVALIER HOMES, INC.
                                                          (Registrant)


Date: August 19, 2005          By                   /s/ Michael R. Murphy
                                  --------------------------------------------
                                                        Michael R. Murphy
                                                   Its Chief Financial Officer

                                                              EXHIBIT 16.1

August 19, 2005

Securities and Exchange Commission
100 F Street NE
Mail Stop 07-10
Washington, DC 20549-0710

Dear Sirs/Madams:

We have read Item 4.01 of Form 8-K/A of Cavalier Homes, Inc. dated August 15, 2005 and have the following comments:

        1. We agree with the statements made in the paragraphs one through six.
        2. We have no basis on which to agree or disagree with the statement made in paragraph seven.

Yours truly,

/s/ Deloitte & Touche LLP

Birmingham, Alabama